Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JBG SMITH Properties (the “Company”) on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Matthew Kelly, Chief Executive Officer of the Company, and I, M. Moina Banerjee, Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2023	/s/ W. Matthew Kelly
W. Matthew Kelly
Chief Executive Officer

May 9, 2023	/s/ M. Moina Banerjee
M. Moina Banerjee
Chief Financial Officer